Exhibit 99.1

Novan Announces 1-for-10 Reverse Stock Split

DURHAM, N.C. – May 25, 2021 – Novan, Inc. (“the Company” or “Novan”) (Nasdaq: NOVN), today announced that it has filed a Certificate of Amendment to the Restated Certificate of Incorporation of the Company to implement a one-for-ten reverse split of its issued and outstanding common stock (the “Reverse Stock Split”). The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Time on May 25, 2021, and the Company’s common stock is expected to begin trading on a split-adjusted basis when the market opens on May 26, 2021.

At Novan’s Annual Meeting of Stockholders held on July 28, 2020 (the “2020 Annual Meeting”), the Company’s stockholders approved the amendment to the Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by the Company’s Board of Directors in its sole discretion. The Board of Directors has now approved the implementation of a one-for-ten reverse split with the timing described above.

“We believe that the Reverse Stock Split is an important step for the Company and its stockholders to optimize our position as we work to execute strategic initiatives across all fronts. Our management team and Board of Directors believe that it is in the best interest of our stockholders and the Company to implement the Reverse Stock Split in order to enable us to be prepared for success with our anticipated upcoming milestones,” said Paula Brown Stafford, President and Chief Executive Officer of Novan. “Implementing the Reverse Stock Split will make available an increased number of authorized but unissued shares allowing us to pursue additional financing activities and/or other strategic transactions to support the development and potential commercialization of our product candidates, and we believe it will also help us maintain compliance with Nasdaq’s $1.00 minimum bid price requirement and potentially make our stock more attractive to a broader range of institutional and other investors.”

When the Reverse Stock Split becomes effective, every ten shares of the Company’s issued and outstanding common stock will automatically be converted into one share of common stock, without any change in the par value per share. In addition, proportionate adjustments will be made to (i) the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, warrants to purchase shares of common stock and stock appreciation right, (ii) the share price targets of the Company’s Tangible Stockholder Return Plan and (iii) the number of shares reserved for issuance pursuant to the Company’s equity incentive compensation plans. Any fraction of a share of common stock that would be created as a result of the Reverse Stock Split will be cashed out at a price equal to the product of the closing price of the Company’s common stock on May 25, 2021 and the amount of the fractional share.

The Company’s common stock will continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “NOVN.” The new CUSIP number for the common stock following the Reverse Stock Split will be 66988N205.

American Stock Transfer & Trust Company, has been appointed by the Company to act as its exchange agent for the Reverse Stock Split. Stockholders owning pre-split shares via a bank, broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split and will not be required to take further action in connection with the Reverse Stock Split, subject to brokers’ particular processes. Similarly, registered stockholders holding pre-split shares of the Company’s common stock electronically in book-entry form are also not required to take further action in connection with the Reverse Stock Split. Holders of certificated shares will be contacted by the Company or its exchange agent with further details about how to surrender old certificates.

As previously announced, the final patient has completed their last Week-12 visit in the B-SIMPLE4 pivotal Phase 3 clinical study of SB206, a topical antiviral gel, for the treatment of molluscum contagiosum. The Company is currently blinded to the results of the study, and topline efficacy and safety results from the B-SIMPLE4 study are targeted to be reported before the end of the second quarter of 2021.

About Novan

Novan, Inc. is a clinical development-stage biotechnology company focused on leveraging its proprietary nitric oxide (NO) based technology platform, NITRICIL™ to generate macromolecular New Chemical Entities (NCEs) to treat multiple indications in dermatology, men’s and women’s health, infectious diseases and gastroenterology conditions with significant unmet needs. The Company’s lead product candidate, SB206, a topical antiviral gel, for the treatment of molluscum contagiosum, is currently being evaluated in the B-SIMPLE4 pivotal Phase 3 clinical study. The Company believes that SB206 as a topical, at-home, caregiver-applied therapy with a rapid treatment benefit, if approved, would address an important patient-care need for the treatment of molluscum.

Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “target,” “anticipate,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on the Company’s current beliefs and expectations. These forward-looking statements include, but are not limited to, statements related to the potential therapeutic value of the Company’s NITRICIL™ platform technology, the Company’s pharmaceutical development of nitric oxide-releasing product candidates, the timing of anticipated topline results from the B-SIMPLE4 pivotal Phase 3 clinical study of SB206 and the timing and potential outcomes of the Reverse Stock Split, including the possible beneficial effects described in this press release. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, risks and uncertainties in the Company’s ongoing or future product development activities and preclinical studies, which may not prove successful in demonstrating proof-of concept, or may show adverse toxicological findings, and even if successful may not necessarily predict that subsequent clinical trials will show the requisite safety and efficacy of the Company’s product candidates; any operational or other disruptions as a result of the COVID-19 pandemic, including any delays or disruptions to the conduct of the B-SIMPLE4 Phase 3 trial; the Company’s ability to enter into arrangements with third parties to support its development efforts on terms that are acceptable to the Company or at all; risks and uncertainties in the clinical development process, including, among others, length, expense, ability to enroll patients, potential for delays or other impacts, whether as a result of the COVID-19 pandemic or other factors, and that results of earlier research and preclinical or clinical trials may not be predictive of results, conclusions or interpretations of later research activities or additional trials; risks related to the regulatory approval process, which is lengthy, time-consuming and inherently unpredictable, including the risk that the Company’s product candidates may not be approved or that additional studies may be required for approval or other delays may occur, that the Company may not have sufficient quantities of drug substance and/or drug product to support regulatory submissions and that the Company may not obtain funding sufficient to complete the regulatory or development process; the Company’s ability to obtain additional funding or enter into strategic or other business relationships necessary or useful for the further development of the Company’s product candidates; risks related to the manufacture of raw materials, including the Company’s active pharmaceutical ingredient and drug product components utilized in clinical trial materials, including supply chain disruptions or delays, failure to transfer technology and processes to third parties effectively or failure of those third parties (or the Company in connection with the upfit of the Company’s new facility) to obtain approval of and maintain compliance with the FDA or comparable regulatory authorities; the Company’s reliance on arrangements with third parties to support its operations and development efforts and the risk that such parties will not successfully carry out their contractual duties or meet expected deadlines; volatility in the price of the Company’s common stock; and other risks and uncertainties described in the Company’s annual report filed with the Securities and Exchange Commission on Form 10-K for the twelve months ended December 31, 2020, and in the Company’s subsequent filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this press release, and Novan disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law.

INVESTOR AND MEDIA CONTACT:
Jenene Thomas
JTC Team, LLC
833-475-8247
NOVN@jtcir.com
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